Schedule of Investments
February 28, 2025
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities– 141.72%
Diversified–72.86%
Energy Transfer L.P.(a)	3,526,528	$68,026,725
Enterprise Products Partners L.P.(a)	1,254,172	41,901,886
MPLX L.P.(a)	1,270,214	68,477,237
ONEOK, Inc.(a)	347,538	34,889,315
TC Energy Corp. (Canada)(a)	211,121	9,445,554
Williams Cos., Inc. (The)(a)	405,992	23,620,615
		246,361,332
Gathering & Processing –34.88%
Archrock, Inc.(a)	122,314	3,317,156
Hess Midstream L.P.(a)	239,237	9,983,360
Targa Resources Corp.(a)	272,670	55,002,992
Western Midstream Partners L.P.(a)	1,223,419	49,646,343
		117,949,851
Natural Gas Pipeline Transportation–3.21%
DT Midstream, Inc.(a)	44,371	4,263,609
Enbridge, Inc. (Canada)(a)	153,871	6,574,908
		10,838,517
Other Energy–16.53%
Cheniere Energy Partners, L.P.(a)	43,907	2,972,943
Cheniere Energy, Inc.(a)	71,253	16,285,585
Kinder Morgan, Inc.(a)	454,829	12,325,866
Kodiak Gas Services, Inc.(a)	59,361	2,552,523
Sunoco L.P.(a)	369,858	21,751,349
		55,888,266
Units		Value
Petroleum Pipeline Transportation–14.24%
Genesis Energy L.P.(a)	628,506	$8,070,017
Plains All American Pipeline L.P.(a)	1,528,298	31,085,581
Plains GP Holdings L.P.(a)	415,869	8,982,771
		48,138,369
Total Master Limited Partnerships & Related Entities (Cost $300,277,260)		479,176,335
Shares
Common Stocks & Other Equity Interests–1.66%
Natural Gas Pipeline Transportation–1.66%
Kinetik Holdings, Inc.(a) (Cost $3,634,808)	96,092	5,606,007

Money Market Funds–0.93%
Invesco Government & Agency Portfolio, Institutional Class, 4.29%(b)(c)	1,099,421	1,099,421
Invesco Treasury Portfolio, Institutional Class, 4.25%(b)(c)	2,041,781	2,041,781
Total Money Market Funds (Cost $3,141,202)		3,141,202
TOTAL INVESTMENTS IN SECURITIES—144.31% (Cost $307,053,270)		487,923,544
BORROWINGS–(33.42)%		(113,000,000)
OTHER ASSETS LESS LIABILITIES–(10.89)%		(36,812,486)
NET ASSETS–100.00%		$338,111,058
Notes to Schedule of Investments:
(a)
As of February 28, 2025, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled  $255,187,196 as of February 28, 2025. The loan agreement requires continuous collateral whether the loan has a balance or not.

(b)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended February 28, 2025.

	Value November 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$17,938,579	$(16,839,158)	$-	$-	$1,099,421	$25,934
Invesco Treasury Portfolio, Institutional Class	-	33,314,504	(31,272,723)	-	-	2,041,781	47,776
Total	$-	$51,253,083	$(48,111,881)	$-	$-	$3,141,202	$73,710

(c)	The rate shown is the 7-day SEC standardized yield as of February 28, 2025.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Alpha Plus Fund

Notes to Quarterly Schedule of Portfolio Holdings
February 28, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of February 28, 2025, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Alpha Plus Fund